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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                            SELIGMAN PORTFOLIOS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          -------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials: __________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          -------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                            SELIGMAN PORTFOLIOS, INC.

                    100 Park Avenue, New York, New York 10017
                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 2003


To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of Seligman Portfolios, Inc., a Maryland corporation (the "Fund"), will be held at 100 Park Avenue, on April 22, 2003 at 10:00 A.M. The Fund is comprised of fifteen separate portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies (each a "Portfolio" and collectively, the "Portfolios"). The Meeting is being held for the following purposes:

     (1)  To elect twelve Directors;

     (2) To act on a proposal to amend the investment objectives of the Fund's Seligman Common Stock Portfolio;

     (3) To act on a proposal to amend the investment objective of the Fund's Seligman Large-Cap Growth Portfolio;

     (4) To act on proposals to amend the investment objectives of the Fund's Seligman Income Portfolio and eliminate one of its fundamental investment policies;

     (5) To act on proposals to amend or eliminate certain fundamental investment restrictions of each Portfolio; and

     (6) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                         By order of the Board of Directors,

                                                  /s/ Frank J. Nasta

                                                       Secretary


Dated:  New York, New York, March 4, 2003



                                   ----------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                   March 4, 2003


                            SELIGMAN PORTFOLIOS, INC.

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017


                                 PROXY STATEMENT
                                     FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 22, 2003



      This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Portfolios, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 100 Park Avenue, on April 22, 2003. It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about March 10, 2003.


      The Fund is comprised of fifteen separate portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies (each, a "Portfolio" and collectively, the "Portfolios"). The names of the Portfolios are:

SELIGMAN CAPITAL PORTFOLIO                   SELIGMAN HIGH-YIELD BOND PORTFOLIO
SELIGMAN CASH MANAGEMENT PORTFOLIO           SELIGMAN INCOME PORTFOLIO
SELIGMAN COMMON STOCK PORTFOLIO              SELIGMAN INTERNATIONAL GROWTH
SELIGMAN COMMUNICATIONS AND INFORMATION        PORTFOLIO
  PORTFOLIO                                  SELIGMAN INVESTMENT GRADE FIXED
SELIGMAN FRONTIER PORTFOLIO                    INCOME PORTFOLIO
SELIGMAN GLOBAL GROWTH PORTFOLIO             SELIGMAN LARGE-CAP GROWTH PORTFOLIO
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO  SELIGMAN LARGE-CAP VALUE PORTFOLIO
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO         SELIGMAN SMALL-CAP VALUE PORTFOLIO

      The table below outlines the specific proposals that will be submitted to the shareholders of each Portfolio:

PROPOSAL                                    SHAREHOLDERS ENTITLED TO VOTE
--------                                    -----------------------------

(1)  To elect twelve Directors              Shareholders of all Portfolios vote
                                            together for each nominee

(2)  To act on a proposal to amend          Shareholders of the Common Stock
     the investment objectives of           Portfolio vote separately
     the Fund's Common Stock
     Portfolio


(3)  To act on a proposal to amend          Shareholders of the Large-Cap Growth
     the investment objective of the        Portfolio vote separately
     Fund's Large-Cap Growth
     Portfolio


(4)  To act on proposals to amend           Shareholders of the Income Portfolio
     the investment objectives of           vote separately
     the Fund's Income Portfolio and
     eliminate one of its
     fundamental investment policies

(5)  To act on proposals to amend or        Shareholders of each Portfolio vote
     eliminate certain fundamental          separately
     investment restrictions of each
     Portfolio


      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your executed Proxy without instructions, your shares will be voted, as applicable, (i) for the election of twelve Directors, (ii) for a proposal to amend the investment objectives of the Common Stock Portfolio, (iii) for a proposal to amend the  investment  objective of the Large-Cap  Growth  Portfolio
(iv) for proposals to amend the investment objectives of the Income Portfolio and eliminate one of its fundamental investment policies, (v) for proposals to amend or eliminate certain fundamental investment restrictions of each Portfolio, and (vi) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment thereof. You may revoke your Proxy at any time prior to its exercise by written notice to the Fund (Attention: Secretary), subsequent execution and return of another Proxy prior to the Meeting or giving notice in person at the Meeting.

      The close of business on January 31, 2003 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Portfolio had shares of capital stock outstanding and entitled to vote as follows:

PORTFOLIOS                                               CLASS 1         CLASS 2
----------                                               -------         -------
Seligman Capital Portfolio                              1,381,606        349,735
Seligman Cash Management Portfolio                      7,403,471             --
Seligman Common Stock Portfolio                         1,641,453             --
Seligman Communications and Information Portfolio       6,528,316        939,218
Seligman Frontier Portfolio                               727,016             --
Seligman Global Growth Portfolio                          843,229             --
Seligman Global Smaller Companies Portfolio               741,271             --
Seligman Global Technology Portfolio                    1,035,850        185,097
Seligman High-Yield Bond Portfolio                      1,581,670             --
Seligman Income Portfolio                                 426,719             --
Seligman International Growth Portfolio                   480,735             --
Seligman Investment Grade Fixed Income Portfolio          838,761             --
Seligman Large-Cap Growth Portfolio                       329,502             --
Seligman Large-Cap Value Portfolio                        657,109             --
Seligman Small-Cap Value Portfolio                      9,758,631        808,782

      Each share is entitled to one vote and all classes of a Portfolio will vote as a single class on all matters brought before the Meeting.


      For all matters on which a vote of a majority of the outstanding voting securities of a Portfolio is required (Proposals 2, 3, 4, and 5), an abstention or broker non-vote will have the same effect as a vote against the proposal. For the election of Directors (Proposal 1), an abstention or broker non-vote will not be considered a vote cast.

      In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal are not received prior to the Meeting, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting, with no notice other than an announcement at the Meeting, and further solicitation may be made with respect to such proposal. Shares represented by Proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.


      If you are not the owner of record, but instead are a beneficial owner as a contract owner of a variable annuity or life insurance contract, your insurance company may request that you instruct it how to vote the shares attributable to your contract. If you do not provide voting instructions to your insurance company, then all of the shares in a Portfolio attributable to your contract may be voted in the same proportion as the shares in that separate account for which voting instructions are received.


      Each Portfolio's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). Each Portfolio's distributor is Seligman Advisors, Inc. The address of each of these entities is 100 Park Avenue, New York, NY 10017. Each Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual reports to any shareholder or contract owner upon request to Seligman Advisors, Inc. at 1-800-221-2450.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

      The Fund's Board of Directors (the "Board") is presently comprised of twelve Directors. At the Meeting, all but one of these Directors will be nominated for election to hold office until the next meeting at which Director elections are held or until their successors are elected and qualify.

      It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Robert B. Catell, John R. Galvin, Paul C. Guidone, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, Leroy C. Richie, Robert L. Shafer, James N. Whitson and Brian T. Zino. Mr. Catell has been nominated to replace Mr. James Q. Riordan, who having reached the age of 75, is retiring pursuant to Board policy at the Meeting. Each of the foregoing individuals has consented to be a nominee and has been recommended by the Director Nominating Committee of the Board. In addition, each nominee, with the exception of Mr. Catell, is currently a Director of the Fund and has served in that capacity since originally elected or appointed.

      Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Board recommends.

      Information about each of the nominees appears below.

                   INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
INDEPENDENT DIRECTOR NOMINEES

 Robert B. Catell (66)       N/A              CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER  OF          60++
       DIRECTOR                               KEYSPAN   CORPORATION,   BROOKLYN,   NY   (A
                                              DIVERSIFIED  ENERGY  AND  GAS  AND  ELECTRIC
                                              COMPANY).  Mr.  Catell is also a Director or
                                              Trustee of Alberta  Northeast  Gas, Ltd. and
                                              Boundary Gas Inc., Taylor Gas Liquids, Ltd.,
                                              The Houston Exploration Company (oil and gas
                                              exploration,  development  and  production),
                                              Edison  Electric  Institute,  New York State
                                              Energy Research and  Development  Authority,
                                              Independence    Community   Bank,   Business
                                              Council of New York  State,  Inc.,  New York
                                              City   Partnership   (business   and   civic
                                              organization)    and   the    Long    Island
                                              Association      (business     and     civic
                                              organization).

  John R. Galvin (73)   1995 to Date          DEAN  EMERITUS,  FLETCHER  SCHOOL OF LAW AND          61
       DIRECTOR                               DIPLOMACY AT TUFTS UNIVERSITY,  MEDFORD, MA.
                                              General  Galvin is a Director  or Trustee of
                                              each  of  the  investment  companies  of the
                                              Seligman Group of Funds. He is also Chairman
                                              Emeritus of the American Council on Germany.
                                              He was formerly a Governor of the Center for
                                              Creative Leadership;  a Director of Raytheon
                                              Company      (defense     and     commercial
                                              electronics); and a Trustee of the Institute
                                              for Defense Analysis. From June 1987 to June
                                              1992, he was the Supreme  Allied  Commander,
                                              Europe  and the  Commander-in-Chief,  United
                                              States European Command.

Alice S. Ilchman (67)   1991 to Date          PRESIDENT EMERITUS,  SARAH LAWRENCE COLLEGE,          61
       DIRECTOR                               BRONXVILLE, NY. Dr. Ilchman is a Director or
                                              Trustee of each of the investment  companies
                                              of the Seligman Group of Funds.  She is also
                                              Director of the  Jeannette K. Watson  Summer
                                              Fellowships  (summer internships for college
                                              students);  a Trustee  of Save the  Children
                                              (nonprofit  child-assistance   organization)
                                              and the Committee for Economic  Development;
                                              a Governor of the Court of Governors, London
                                              School of  Economics;  and a Director of the
                                              Public  Broadcasting  Service (PBS). She was
                                              formerly  the  Chairman  of the  Rockefeller
                                              Foundation  (charitable  foundation)  and  a
                                              Director of New York Telephone Company.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
Frank A. McPherson (69)  1995 to Date         RETIRED  CHAIRMAN  OF THE  BOARD  AND  CHIEF          61
       DIRECTOR                               EXECUTIVE OFFICER OF KERR-MCGEE CORPORATION,
                                              OKLAHOMA  CITY,  OK  (A  DIVERSIFIED  ENERGY
                                              COMPANY).  Mr.  McPherson  is a Director  or
                                              Trustee of each of the investment  companies
                                              of the Seligman Group of Funds. He is also a
                                              Director   of   ConocoPhillips   (integrated
                                              international  oil  corporation),   Integris
                                              Health  (owner of  various  hospitals),  BOK
                                              Financial (bank holding  company),  Oklahoma
                                              Chapter of the Nature Conservancy,  Oklahoma
                                              Medical Research Foundation,  Boys and Girls
                                              Clubs  of  Oklahoma,  Oklahoma  City  Public
                                              Schools  Foundation and Oklahoma  Foundation
                                              for Excellence in Education. He was formerly
                                              a  Director  of  Kimberly-Clark  Corporation
                                              (consumer products).

  John E. Merow (73)     1988 to Date         RETIRED   CHAIRMAN   AND   SENIOR   PARTNER,          61
       DIRECTOR                               SULLIVAN & CROMWELL  LLP, NEW YORK,  NY (LAW
                                              FIRM). Mr. Merow is a Director or Trustee of
                                              each  of  the  investment  companies  of the
                                              Seligman  Group  of  Funds.+  He is  also  a
                                              Director of  Commonwealth  Industries,  Inc.
                                              (manufacturer  of aluminum sheet  products);
                                              Director and Treasurer of the Foreign Policy
                                              Association;   Director   Emeritus   of  the
                                              Municipal  Art Society of New York;  Trustee
                                              and  Secretary  of  the  U.S.   Council  for
                                              International   Business;   Trustee  of  New
                                              York-Presbyterian Hospital; Trustee and Vice
                                              Chairman of New York-Presbyterian Healthcare
                                              System,  Inc.;  and a Member of the American
                                              Law   Institute   and   Council  on  Foreign
                                              Relations.

Betsy S. Michel (60)     1988 to Date         ATTORNEY,  GLADSTONE,  NJ.  Ms.  Michel is a          61
       DIRECTOR                               Director   or   Trustee   of   each  of  the
                                              investment  companies of the Seligman  Group
                                              of Funds.  She is a Trustee of the Geraldine
                                              R. Dodge Foundation (charitable  foundation)
                                              and   World   Learning,   Inc.   (charitable
                                              foundation).  She was  formerly  Chairman of
                                              the Board of Trustees of St. George's School
                                              (Newport, RI).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
Leroy C. Richie (61)     2000 to Date         CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER,  Q          60
       DIRECTOR                               STANDARDS WORLDWIDE,  INC.,  BIRMINGHAM,  MI
                                              (LIBRARY OF TECHNICAL STANDARDS). Mr. Richie
                                              is a  Director  or  Trustee  of  each of the
                                              investment  companies of the Seligman  Group
                                              of Funds,  with the  exception  of  Seligman
                                              Cash  Management  Fund,  Inc.  He is  also a
                                              Director  of   Kerr-McGee   Corporation   (a
                                              diversified  energy  company) and  Infinity,
                                              Inc. (oil and gas services and exploration);
                                              and Director  and Chairman of Highland  Park
                                              Michigan  Economic  Development Corp. He was
                                              formerly  a Trustee  of New York  University
                                              Law Center Foundation;  Vice Chairman of the
                                              Detroit   Medical  Center  and  the  Detroit
                                              Economic Growth Corp; and Chairman and Chief
                                              Executive   Officer   of   Capital   Coating
                                              Technologies,    Inc.    (applied    coating
                                              technologies).  From 1990 through 1997,  Mr.
                                              Richie  was  Vice   President   and  General
                                              Counsel,   Automotive   Legal  Affairs,   of
                                              Chrysler Corporation.

 Robert L. Shafer (70)   1988 to Date         RETIRED VICE  PRESIDENT OF PFIZER INC.,  NEW          61
       DIRECTOR                               YORK, NY (PHARMACEUTICALS).  Mr. Shafer is a
                                              Director   or   Trustee   of   each  of  the
                                              investment  companies of the Seligman  Group
                                              of Funds. From 1987 through 1997, Mr. Shafer
                                              was a Director of USLIFE  Corporation  (life
                                              insurance).

James N. Whitson (67)    1993 to Date         RETIRED  EXECUTIVE  VICE PRESIDENT AND CHIEF          61
       DIRECTOR                               OPERATING  OFFICER OF  SAMMONS  ENTERPRISES,
                                              INC.,   DALLAS,   TX  (DIVERSIFIED   HOLDING
                                              COMPANY).  Mr.  Whitson  is  a  Director  or
                                              Trustee of each of the investment  companies
                                              of the Seligman Group of Funds. He is also a
                                              Director of Sammons Enterprises,  Inc. and a
                                              Director   of   C-SPAN   (cable   television
                                              networks) and CommScope,  Inc. (manufacturer
                                              of  coaxial   cable).   He  was  formerly  a
                                              consultant of Sammons Enterprises, Inc.

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
INTERESTED DIRECTOR NOMINEES

Paul C. Guidone ** (45)  2002 to Date         MANAGING   DIRECTOR  AND  CHIEF   INVESTMENT          60
       DIRECTOR                               OFFICER,    J.   &   W.   SELIGMAN   &   CO.
                                              INCORPORATED, NEW YORK, NY. Mr. Guidone is a
                                              Director   or   Trustee   of   each  of  the
                                              investment  companies of the Seligman  Group
                                              of Funds,  with the  exception  of  Seligman
                                              Cash  Management  Fund,  Inc.  He is  also a
                                              member  of  the  Association  of  Investment
                                              Management   and  Research,   the  New  York
                                              Society of Security  Analysts and the London
                                              Society of Investment Professionals.  He was
                                              formerly  Deputy  Chairman  and Group  Chief
                                              Executive  Officer of HSBC Asset  Management
                                              and,  prior to that,  Managing  Director and
                                              Chief   Investment   Officer  of  Prudential
                                              Diversified Investments.

William C. Morris** (64)   1988 to Date       CHAIRMAN,   J.   &   W.   SELIGMAN   &   CO.          61
    DIRECTOR AND                              INCORPORATED,  NEW YORK,  NY. Mr.  Morris is
CHAIRMAN OF THE BOARD                         Chairman of each of the investment companies
                                              of the Seligman Group of Funds ; Chairman of
                                              Seligman   Advisors,   Inc.   and   Seligman
                                              Services,   Inc.   (broker-dealer);   and  a
                                              Director of Seligman  Data Corp.  He is also
                                              Chairman    of    Carbo     Ceramics    Inc.
                                              (manufacturer  of ceramic  proppants for oil
                                              and  gas   industry)   and  a  Director   of
                                              Kerr-McGee Corporation (a diversified energy
                                              company).

                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                                   FUND
                                                                                                COMPLEX TO
    NAME (AGE) AND       LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS,      BE OVERSEEN
  POSITION WITH FUND*  SERVED AS DIRECTOR          DIRECTORSHIPS AND OTHER INFORMATION          BY NOMINEE
  -------------------  ------------------     --------------------------------------------     -------------
 Brian T. Zino** (50)    1993 to Date         DIRECTOR AND  PRESIDENT,  J. & W. SELIGMAN &          61
DIRECTOR, PRESIDENT AND                       CO. INCORPORATED,  NEW YORK, NY. Mr. Zino is
CHIEF EXECUTIVE OFFICER                       a Director,  President  and Chief  Executive
                                              Officer of each of the investment  companies
                                              of the Seligman Group of Funds ; Chairman of
                                              Seligman  Data  Corp.;  and  a  Director  of
                                              Seligman   Advisors,   Inc.   and   Seligman
                                              Services, Inc. (broker-dealer). He is also a
                                              Member  of the  Board  of  Governors  of the
                                              Investment Company Institute and Chairman of
                                              ICI Mutual Insurance Company.





----------
+ The Seligman Group of Funds consists of twenty-three registered investment companies (comprising sixty-one portfolios), including the Fund.
++ It is anticipated that by May 15, 2003, Mr. Catell will be appointed or elected to serve as a Director or Trustee of each of the investment companies of the Seligman Group of Funds, with the exception of Seligman Cash Management Fund, Inc.
* The address for each nominee is 100 Park Avenue, New York, New York 10017. ** Mr. Guidone, Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with the Manager and its affiliates.

BENEFICIAL OWNERSHIP OF SHARES OF THE PORTFOLIOS AND FUNDS OF COMPLEX


      As of January 31, 2003, none of the nominees beneficially owned shares of any of the Portfolios. As of that same date, the nominees beneficially owned shares of the investment companies of the Seligman Group of Funds as follows:


                                          AGGREGATE DOLLAR RANGE OF SHARES OWNED
                                              IN ALL FUNDS TO BE OVERSEEN BY
          NAME OF NOMINEE                       NOMINEE IN SELIGMAN GROUP
          ---------------                 --------------------------------------


INDEPENDENT DIRECTOR NOMINEES


Robert B. Catell                                    None
John R. Galvin                                      $10,001-$50,000
Alice S. Ilchman                                    Over $100,000
Frank A. McPherson                                  Over $100,000
John E. Merow                                       Over $100,000
Betsy S. Michel                                     Over $100,000
Leroy C. Richie                                     $10,001-$50,000
Robert L. Shafer                                    Over $100,000
James N. Whitson                                    Over $100,000


INTERESTED DIRECTOR NOMINEES


Paul C. Guidone                                     $50,001-$100,000
William C. Morris                                   Over $100,000
Brian T. Zino                                       Over $100,000

      As of January 31, 2003, none of the independent director nominees or their immediate family members owned any shares of the Manager or Seligman Advisors, Inc. or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Seligman Advisors, Inc.

      Attached as Exhibit A is a list of all persons known by the Fund to be the owners of more than 5% of the outstanding shares of a class of a Portfolio.

BOARD COMMITTEES

      The Board of Directors met six times during the Fund's 2002 fiscal year. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

      BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Fund. The Committee met four times during the Fund's 2002 fiscal year. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Merow, Richie, Riordan, Shafer and Whitson, Dr. Ilchman and Ms. Michel. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

      AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie and Ms. Michel.

      DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the shareholders and selects and proposes nominees for election by the Board between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met three times during the Fund's 2002 fiscal year. Members of this Committee are Messrs. Shafer (Chairman), McPherson and Riordan, and Dr. Ilchman. As a result of Mr. Riordan's retirement at the Meeting, he will no longer serve as a Committee member following the Meeting.

EXECUTIVE OFFICERS OF THE FUND

      Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Daniel J. Barker (35)             January 2003 to Date        Mr.  Barker  is  Portfolio  Manager  of  the  Global
VICE PRESIDENT                                                Smaller  Companies  Portfolio.   He  is  a  Managing
                                                              Director  of  the  Manager  and  Vice  President  of
                                                              Seligman  Global Fund  Series,  Inc.  and  Portfolio
                                                              Manager  of its  Emerging  Markets  Fund and  Global
                                                              Smaller  Companies  Fund.  Mr. Barker was formerly a
                                                              Portfolio Manager at GE Investments since 1994.

David F. Cooley (38)                  2001 to Date            Mr.   Cooley  is  the   Portfolio   Manager  of  the
VICE PRESIDENT                                                International   Growth  Portfolio  and  Co-Portfolio
                                                              Manager  of the  Global  Growth  Portfolio.  He is a
                                                              Managing  Director of the Manager and Vice President
                                                              of Seligman  Global Fund Series,  Inc. and Portfolio
                                                              Manager  of  its   International   Growth  Fund  and
                                                              Co-Portfolio  Manager of its Global Growth Fund. Mr.
                                                              Cooley   was    formerly   a   Managing    Director,
                                                              Investments,  at Gratry  and  Company;  Director  of
                                                              Global  Growth  Equity,   National  City  Investment
                                                              Management   Company;   and   International   Equity
                                                              Portfolio Manager, Society Asset Management.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Neil T. Eigen (59)                    1998 to Date            Mr. Eigen is the Portfolio  Manager of the Large-Cap
VICE PRESIDENT                                                Value Portfolio and Small-Cap Value Portfolio. He is
                                                              a  Managing   Director   of  the  Manager  and  Vice
                                                              President of Seligman  Value Fund  Series,  Inc. and
                                                              Portfolio  Manager of its  Large-Cap  Value Fund and
                                                              Small-Cap  Value Fund. Mr. Eigen was formerly Senior
                                                              Managing  Director,  Chief  Investment  Officer  and
                                                              Director of Equity  Investing at Bear Stearns  Asset
                                                              Management.

Ben-Ami Gradwohl (43)                 2001 to Date            Mr. Gradwohl is  Co-Portfolio  Manager of the Common
VICE PRESIDENT                                                Stock   Portfolio  and  Income  Portfolio.  He is  a
                                                              Managing  Director of the Manager and Vice President
                                                              and  Co-Portfolio  Manager of Seligman  Common Stock
                                                              Fund,  Inc.,  Seligman Income and Growth Fund, Inc.,
                                                              Seligman  Tax-Aware Fund,  Inc. and  Tri-Continental
                                                              Corporation.  Mr.  Gradwohl was formerly a Portfolio
                                                              Manager  at  Nicholas-Applegate  Capital  Management
                                                              from 1996 to 1999.

David Guy (44)                        2001 to Date            Mr. Guy is Co-Portfolio  Manager of the Common Stock
VICE PRESIDENT                                                Portfolio.  He is a Managing Director of the Manager
                                                              and  Vice  President  and  Co-Portfolio  Manager  of
                                                              Seligman Common Stock Fund, Inc., Seligman Tax-Aware
                                                              Fund, Inc. and Tri-Continental  Corporation. Mr. Guy
                                                              was   formerly  a  Portfolio   Manager,   Systematic
                                                              Investment  Group,  at  Nicholas-Applegate   Capital
                                                              Management from 1997 to 1999.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------


Christopher J. Mahony (39)            2002 to Date            Mr.  Mahony  is the  Portfolio  Manager  of the Cash
VICE PRESIDENT                                                Management  Portfolio  and  Investment  Grade  Fixed
                                                              Income  Portfolio  and  Co-Portfolio  Manager of the
                                                              Income Portfolio.  He is a Senior Vice President and
                                                              Investment  Officer of the Manager since April 2001;
                                                              Vice  President  and  Portfolio  Manager of Seligman
                                                              Cash Management  Fund, Inc. and Seligman  Investment
                                                              Grade Fixed Income Fund,  Inc;  Vice  President  and
                                                              Co-Portfolio  Manager of Seligman  Income and Growth
                                                              Fund, Inc.; and Vice President, Seligman High Income
                                                              Fund  Series  and  Portfolio  Manager  of  its  U.S.
                                                              Government   Securities   Series.   Mr.  Mahony  was
                                                              formerly   a  Senior   Portfolio   Manager  at  Fort
                                                              Washington Investment Advisors, Inc since 1994.

Richard M. Parower (37)               2002 to Date            Mr. Parower is a Co-Portfolio  Manager of the Global
VICE PRESIDENT                                                Technology Portfolio.  He is a Senior Vice President
                                                              and  Investment  Officer  of the  Manager  and  Vice
                                                              President of Seligman  Global Fund Series,  Inc. and
                                                              Co-Portfolio  Manager of its Global Technology Fund.
                                                              Mr.  Parower  was  formerly  a Senior  Analyst  with
                                                              Citibank Global Asset Management  covering Global IT
                                                              Services  from  June 1998 to April  2000 and  Senior
                                                              Analyst  with  Montgomery   Asset   Management  from
                                                              September 1995 to June 1998.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Kendall C. Peterson (46)              2001 to Date            Mr.  Peterson  is  the  Portfolio   Manager  of  the
VICE PRESIDENT                                                High-Yield Bond Portfolio. He is a Managing Director
                                                              of the  Manager  since  2001 and Vice  President  of
                                                              Seligman  High  Income  Fund  Series  and  Portfolio
                                                              Manager of its High-Yield Bond Series.  Mr. Peterson
                                                              was formerly a Vice President and Portfolio  Manager
                                                              and Desk  Head  for High  Yield  Mutual  Funds  with
                                                              Fortis,  Inc since 1999.  From 1985 through 1999, he
                                                              served  in  a  variety   of   capacities   with  The
                                                              Prudential  Insurance  Company of America,  the last
                                                              six  years  of  which  he  was  Vice  President  and
                                                              Portfolio Manager for High Yield Mutual Funds.

Frederick J. Ruvkun (45)              2002 to Date            Mr. Ruvkun is the Portfolio  Manager of the Frontier
VICE PRESIDENT                                                Portfolio.  He is a Managing Director of the Manager
                                                              and Vice President and Portfolio  Manager,  Seligman
                                                              Frontier  Fund,  Inc.  Mr.  Ruvkun  was  formerly  a
                                                              Portfolio Manager at Bessemer Trust.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Marion S. Schultheis (57)             1998 to Date            Ms.  Schultheis  is  the  Portfolio  Manager  of the
VICE PRESIDENT                                                Capital Portfolio and Large-Cap Growth Portfolio and
                                                              Co-Portfolio Manager of the Global Growth Portfolio.
                                                              She is a  Managing  Director  of the  Manager;  Vice
                                                              President and Portfolio  Manager,  Seligman  Capital
                                                              Fund, Inc. and Seligman Growth Fund,  Inc.; and Vice
                                                              President of Seligman  Global Fund Series,  Inc. and
                                                              Co-Portfolio  Manager  of its  Global  Growth  Fund.
                                                              Formerly,  Managing  Director at Chancellor LGT from
                                                              October 1997 until May 1998.

Steven A. Werber (37)                 2000 to Date            Mr.  Werber is  Co-Portfolio  Manager  of the Global
VICE PRESIDENT                                                Technology  Portfolio.  He  is a  Managing  Director
                                                              ofthe  Manager  and a  Vice  President  of  Seligman
                                                              Global Fund Series, Inc. and Co-Portfolio Manager of
                                                              its Global  Technology Fund. Mr. Werber was formerly
                                                              an  Analyst  and   Portfolio   Manager  at  Fidelity
                                                              Investments International since 1996.

Paul H. Wick (39)                     1994 to Date            Mr.   Wick   is  the   Portfolio   Manager   of  the
VICE PRESIDENT                                                Communications  and Information  Portfolio.  He is a
                                                              Director and Managing  Director of the Manager since
                                                              November  1997 and January 1995,  respectively,  and
                                                              Vice  President  and  Portfolio  Manager of Seligman
                                                              Communications  and Information  Fund, Inc. Mr. Wick
                                                              joined  the   Manager  in  1987  as  an   Associate,
                                                              Investment Research.

   NAME (AGE) AND POSITION         TERM OF OFFICE AND
       WITH THE FUND*            LENGTH OF TIME SERVED**           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Lawrence P. Vogel (46)              VP: 1992 to Date          Mr. Vogel is Senior Vice  President  and  Treasurer,
VICE PRESIDENT                     Treas: 2000 to Date        Investment  Companies,  of the  Manager  and is Vice
AND TREASURER                                                 President  and  Treasurer of each of the  investment
                                                              companies  of the  Seligman  Group of  Funds  and of
                                                              Seligman  Data Corp.  He was  formerly  Senior  Vice
                                                              President,   Finance,   of  the  Manager,   Seligman
                                                              Advisors,   Inc.  and  Seligman  Data  Corp.;   Vice
                                                              President and  Treasurer of Seligman  International,
                                                              Inc.; Vice President of Seligman Services, Inc.; and
                                                              Treasurer of Seligman Henderson Co.

Thomas G. Rose (45)                   2000 to Date            Mr. Rose is Senior Vice President,  Finance,  of the
VICE PRESIDENT                                                Manager,  Seligman Advisors,  Inc. and Seligman Data
                                                              Corp. He is Vice President of each of the investment
                                                              companies of the Seligman Group of Funds. He is also
                                                              Vice President of Seligman  International,  Inc. and
                                                              Seligman Services,  Inc. Formerly,  he was Treasurer
                                                              of each of the investment  companies of the Seligman
                                                              Group of Funds and Seligman Data Corp.

Frank J. Nasta (38)                   1994 to Date            Mr. Nasta is a Managing  Director,  General Counsel,
SECRETARY                                                     and  Corporate  Secretary  of  the  Manager.  He  is
                                                              Secretary of each of the investment companies of the
                                                              Seligman  Group  of  Funds.  He  is  also  Corporate
                                                              Secretary  of  Seligman  Advisors,   Inc.,  Seligman
                                                              Services,  Inc.,  Seligman  International,  Inc. and
                                                              Seligman  Data  Corp.  He  was  formerly   Corporate
                                                              Secretary of Seligman Henderson Co.


----------
* The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

** All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

REMUNERATION OF DIRECTORS AND OFFICERS

      Directors of the Fund who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by each Portfolio in the Fund and the other investment companies in the Seligman Group of Funds. For the fiscal year ended December 31, 2002, the Fund paid each Director an aggregate retainer fee of $4,735. In addition, such Directors are paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephone attendance at certain meetings), the amount of which is shared by the Portfolios and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Directors may elect to defer receipt of their fees pursuant to the Fund's Deferred Compensation Plan for Directors. Total Directors' fees paid by the Fund for the fiscal year ended December 31, 2002 were as follows:


NUMBER OF DIRECTORS                                                  AGGREGATE DIRECT
      IN GROUP        CAPACITY IN WHICH REMUNERATION WAS RECEIVED      REMUNERATION
---------------------------------------------------------------------------------------
         10               Directors and Members of Committees             $83,195


      Director's attendance, retainer and/or committee fees paid to each Director during fiscal 2002 were as follows:


                      AGGREGATE   PENSION OR RETIREMENT BENEFITS  TOTAL COMPENSATION FROM
                    COMPENSATION      ACCRUED AS PART OF FUND          FUND AND FUND
NAME                  FROM FUND              EXPENSES                    COMPLEX*
----                ------------  ------------------------------  -----------------------
John R. Galvin        $ 9,155                   -0-                       $99,000
Alice S. Ilchman        8,351                   -0-                        93,000
Frank A. McPherson      8,754                   -0-                        96,000
John E. Merow+          9,155                   -0-                        99,000
Betsy S. Michel         9,155                   -0-                        99,000
James C. Pitney++       2,631                   -0-                        30,000
Leroy C. Richie         9,331                   -0-                        99,000
James Q. Riordan        8,754                   -0-                        96,000
Robert L. Shafer        8,754                   -0-                        91,500
James N. Whitson+       9,155                   -0-                        99,000
                      -------
                      $83,195
                      =======


      No compensation is paid by the Fund to Directors or officers of the Fund who are employees of the Manager.


----------
* In fiscal year 2002 there were twenty-three registered investment companies (comprising sixty-one portfolios) of the Seligman Group of Funds.
+ Mr. Merow, who had deferred receiving his fees from the Fund and other investment companies of the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2002 of $6,325, with respect to the Fund, in his deferred plan account, including earnings/losses. From 1993 to 2002, Mr. Whitson had elected to defer receiving his fees from the Fund and other investment companies of the Seligman Group of Funds. As of December 31, 2002, Mr. Whitson had deferred $42,500, with respect to the Fund, including earnings/losses.
++  Mr. Pitney retired from the Board effective May 16, 2002.

      The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the nominees.



            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE FUND.


     B. PROPOSAL TO AMEND THE COMMON STOCK PORTFOLIO'S INVESTMENT OBJECTIVES
     -----------------------------------------------------------------------
                                  (Proposal 2)

      The Board has approved, and recommends that shareholders of the Common Stock Portfolio approve, amendments to the Common Stock Portfolio's investment objectives. The investment objectives would be amended as follows:

  CURRENT INVESTMENT  OBJECTIVES             PROPOSED INVESTMENT  OBJECTIVE
  ------------------------------             ------------------------------
  Produce favorable, but not the             Total return through a combination
  highest, current income and                of capital appreciation and current
  long-term growth of both income and        income.
  capital value, without exposing
  capital to undue risk.

      ANALYSIS OF PROPOSED AMENDMENTS. Currently, the Common Stock Portfolio's investment objectives place particular emphasis on producing "favorable current income." Because of the Common Stock Portfolio's name, applicable law requires it to invest at least 80% of its net assets in "common stocks" and, over the last few years, the Common Stock Portfolio has actually invested more than 90% of its net assets in common stocks. However, the level of current income produced by common stocks, as measured by the dividend yield of the S&P 500 Index (an unmanaged index tracking the performance of 500 of the largest U.S. stocks and the Common Stock Portfolio's primary benchmark), has declined dramatically over the last several years. The S&P 500 dividend yield, which was 6.61% in June 1982, was only 1.81% in December 2002, a decline of nearly 73%. As a result, the Manager believes that it is no longer practical or appropriate for the Common Stock Portfolio's objective to so strongly emphasize favorable current income. Moreover, an emphasis on total return versus favorable current income would allow the Manager to invest exclusively in common stocks that it believes will most benefit the Common Stock Portfolio's absolute and relative performance rather than having to allocate a portion of the Portfolio's assets to common stocks that generate current income for the Portfolio but perform less favorably overall.

      If the investment objectives are amended as proposed, it is anticipated that the Common Stock Portfolio's investment strategies would also be amended to clarify that it will seek to produce a level of current income consistent with the its primary benchmark. This would allow for variations over time in the level of current income produced by the Common Stock Portfolio, which the Manager believes would provide the flexibility to construct a portfolio of common stocks capable of providing shareholders with a more attractive total return. Board, and not shareholder, approval would be required to amend these investment strategies.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. Compared to the current investment objectives, the proposed investment objective would place less emphasis on current income. Instead, the Common Stock Portfolio would target total return through a combination of capital appreciation and current income, and the capital appreciation component could represent a significant portion of such total return. While achieving total return would be beneficial to shareholders, it may not be desirable for shareholders whose investment goal is a high level of current income.

      In addition, the prices of securities that pay regular dividends or interest tend to be more stable than the prices of securities that pay dividends or interest irregularly or not at all. Similarly, the price of a stock that pays a large dividend tends to be more stable than the price of a stock that pays a small dividend. For these reasons, a reduction in the Portfolio's emphasis on income-generating securities may have the effect of increasing the volatility of the Portfolio's net asset value.

      Also, the proposed investment objective would not contain the phrase "...without exposing capital to undue risk" as in the current investment objectives. While the Manager would seek to manage risk through prudent investment strategies, shareholders should be aware that, in return for the possibility of increased investment performance, their capital may be subject to greater risk than before.

      As discussed above, in pursuing its investment objective, the Common Stock Portfolio would seek current income consistent with its primary benchmark. However, since the Common Stock Portfolio can only distribute its "net" current income (I.E. current income minus all applicable expenses) to shareholders, this amount may be lower than the current income produced by the Portfolio's primary benchmark (which under the proposed objective would be the S&P 500 Index).

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Common Stock Portfolio's investment objectives at a meeting held on January 16, 2003, taking into account a number of factors, including but not limited to the substantial decline in dividend yields on stocks in the Common Stock Portfolio's primary benchmark, the constraints placed on seeking capital appreciation by the primary objective of favorable current income, and the Board's views of the prospects for future growth of the Common Stock Portfolio and the impact of the changes on shareholders. After careful consideration, the Board determined that the proposed amendments to the investment objectives and the corresponding investment strategies were in the best interests of the Common Stock Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Common Stock Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Common Stock Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Common Stock Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Common Stock Portfolio's current investment objectives will remain unchanged.


  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS
              TO THE COMMON STOCK PORTFOLIO'S INVESTMENT OBJECTIVES


   C. PROPOSAL TO AMEND THE LARGE-CAP GROWTH PORTFOLIO'S INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------
                                  (Proposal 3)

      The Board has approved, and recommends that shareholders of the Large-Cap Growth Portfolio approve, amendments to the Large-Cap Growth Portfolio's investment objective. The investment objective would be amended as follows:

    CURRENT INVESTMENT OBJECTIVE               PROPOSED INVESTMENT OBJECTIVE
    ----------------------------               -----------------------------
    Longer-term growth in capital value.       Long-term capital appreciation.

      ANALYSIS OF PROPOSED AMENDMENT. The Manager believes that the current objective and the proposed objective have the same meaning and the new wording has been recommended merely to conform the proposed objective to other growth-oriented funds in the Seligman Group.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Large-Cap Growth Portfolio's investment objective at a meeting held on January 16, 2003 and determined that this proposed amendment will not have any effect on the Portfolio's investment authority. As a result, revising this objective as provided above is not expected to affect the day-to-day management of the Portfolio, the investment performance of the Portfolio or the securities or instruments in which the Portfolio invests.

      The affirmative vote of a majority of the outstanding voting securities of the Large-Cap Growth Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, the Portfolio's current investment objective will remain unchanged.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS TO
             THE LARGE-CAP GROWTH PORTFOLIO'S INVESTMENT OBJECTIVE

D. PROPOSALS TO AMEND THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVES AND ELIMINATE
                         A FUNDAMENTAL INVESTMENT POLICY
--------------------------------------------------------------------------------
                            (Proposals 4(a) and 4(b))


PROPOSAL 4(A): TO AMEND THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVES

      The Board has approved, and recommends that shareholders of the Income Portfolio approve, amendments to the Income Portfolio's investment objectives. The investment objectives would be amended as follows:


  CURRENT INVESTMENT  OBJECTIVES             PROPOSED INVESTMENT OBJECTIVE
  ------------------------------             -----------------------------
  High current income consistent with        Total return through a combination
  what is believed to be prudent risk        of capital appreciation and income
  of capital and the possibility of          consistent with what is believed to
  improvement in income over time.           be a prudent allocation between
                                             equity and fixed-income securities.


      If the investment objectives are amended as proposed, it is expected that the Board will change the name of the Income Portfolio from "Seligman Income Portfolio" to "Seligman Income and Growth Portfolio" in order to accurately reflect the proposed investment objective and strategies. This name change does not require shareholder approval.

      ANALYSIS OF PROPOSED AMENDMENTS. Currently, the Income Portfolio's investment objectives emphasize high current income. Growth of capital is a consideration, but is a secondary consideration. However, both in current market conditions and, more importantly, over the long-term, the Manager believes that focusing on total return (consisting of any combination of capital appreciation and income) through a prudent allocation between equity and fixed-income securities would provide greater flexibility to respond to market opportunities and to market changes, thereby enhancing potential returns to shareholders.


      If the investment objectives are amended as proposed, it is anticipated that the Income Portfolio's investment strategies would also be amended consistent with the proposed investment objective. A copy of the proposed investment strategies are set forth as Exhibit B to this Proxy Statement. Board, and not shareholder, approval is required to amend these investment strategies. Under the current investment strategies, the Income Portfolio is required to invest at least 80% of its assets in income-producing securities. Under the proposed investment strategies, this requirement would be eliminated. Retaining this requirement could significantly restrict the Manager in seeking new investment opportunities, particularly where such new opportunities are in common stocks, as the level of income produced by common stocks has declined dramatically over the past several years. To illustrate this point, the Manager notes that the dividend yield of the S&P 500 Index (an unmanaged index tracking the performance of 500 of the largest U.S. stocks) has declined from 6.61% in June 1982 to 1.81% as of December 2002, a decline of nearly 73%.


      SPECIAL CONSIDERATIONS AND RISK FACTORS. The proposed investment objective focuses on total return through a combination of capital appreciation and income, and the capital appreciation component could comprise a significant portion of such total return. While achieving total return would be beneficial to shareholders, it may not be desirable for shareholders whose investment goal is a high level of current income.

      In addition, the prices of securities that pay regular dividends or interest tend to be more stable than the prices of securities that pay dividends or interest irregularly or not at all. Similarly, the price of a stock that pays a large dividend tends to be more stable than the price of a stock that pays a small dividend. For these reasons, a reduction in the Portfolio's emphasis on income-generating securities may have the effect of increasing the volatility of the Portfolio's net asset value.

      Over the last few years, approximately 60% of the Income Portfolio's net assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, if the amendments to the investment objectives are adopted as proposed, the Manager could at any time allocate significantly more of the Income Portfolio's assets to either equity or fixed-income securities and, if either asset class that the Portfolio was more heavily invested in falls out of favor, performance may be negatively affected.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to amend the Income Portfolio's investment objectives at a meeting held on January 16, 2003, taking into account a number of factors, including but not limited to the constraints placed on seeking capital appreciation by the primary objective of high current income, the substantial decline in dividend yield on stocks in the S&P 500 Index, and the Board's views of the prospects for future growth of the Income Portfolio and the impact of the changes on shareholders. After careful consideration, the Board determined that the proposed amendments to the investment objectives and the corresponding investment strategies were in the best interests of the Income Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholder's meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Portfolio's current investment objectives will remain unchanged.


  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS
                 TO THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVES


PROPOSAL 4(B): TO ELIMINATE THE INCOME PORTFOLIO'S FUNDAMENTAL POLICY TO INVEST AT LEAST 25% OF THE MARKET VALUE OF ITS GROSS ASSETS IN CASH, BONDS AND/OR PREFERRED STOCKS

      The Board has approved, and recommends that shareholders of the Income Portfolio approve, the elimination of the Income Portfolio's fundamental investment policy to invest at least 25% of the market value of the its gross assets in cash, bonds and/or preferred stock.

      ANALYSIS OF PROPOSED CHANGE. If shareholders approve the proposed amendments to the Income Portfolio's investment objectives described in Proposal 4(a), this policy could restrict the Manager in its pursuit of that proposed investment objective. Under the proposed investment objective, the Manager would have the freedom to allocate the Portfolio's assets between equity and fixed-income securities in any manner it deems prudent, and the Board believes that such flexibility is necessary to pursue that objective.

      SPECIAL CONSIDERATIONS AND RISK FACTORS. As discussed in Proposal 4(a), over the last few years approximately 40% of the Income Portfolio's net assets have been invested in fixed-income securities. However, if the fundamental investment policy is eliminated as proposed, the Manager may invest a substantial majority of the Income Portfolio's net assets in equity securities, leaving the portion allocated to cash, bonds and/or preferred stock below the 25% threshold currently required by this policy.

      BOARD RECOMMENDATION AND REQUIRED VOTE. The Board considered the Manager's recommendation to eliminate this fundamental investment policy at a meeting held on January 16, 2003, taking into account a number of factors, including but not limited to the constraints placed on the Income Portfolio's proposed objective by this policy and the Board's views of the prospects for future growth of the Portfolio and the impact of the changes on shareholders. After careful consideration, the Board determined that eliminating this policy was in the best interests of the Income Portfolio and its shareholders. Accordingly, the Board unanimously recommends that shareholders vote in favor of this proposal.

      The affirmative vote of a majority of the outstanding voting securities of the Portfolio is required for the adoption of this proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholder's meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If this proposal is not approved by shareholders, then the Portfolio's current investment policy will remain unchanged.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED ELIMINATION
             OF THE INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY


                   E. PROPOSALS TO AMEND OR ELIMINATE CERTAIN
              FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH PORTFOLIO
              -----------------------------------------------------
                             (Proposals 5(a) - 5(j))

      The Board has approved, and recommends that shareholders of each Portfolio approve, the amendment or, in some cases, the elimination of certain fundamental restrictions of their Portfolio.

      The 1940 Act requires all mutual funds to adopt certain specific investment restrictions, referred to as "fundamental" restrictions, that may be changed only by shareholder vote. The Board has analyzed each of the current fundamental restrictions of the Portfolios and concluded that most of them should be revised or eliminated. The proposed restrictions are intended to provide each Portfolio with greater flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable each Portfolio to operate more efficiently and make it easier to monitor its own compliance. Finally, each of the Portfolios is designed to parallel the investment performance of another Seligman Group fund. The boards of directors/trustees of most of those funds have proposed revisions to the funds' fundamental restrictions substantially similar to those described here. (No changes have been proposed for the Seligman Group funds that correspond to the Cash

Management Portfolio and the Investment Grade Fixed Income Portfolio.) The proposed changes to the Portfolios' restrictions will allow the Portfolios to continue to invest in parallel with their corresponding Seligman Group funds.

      The proposed revisions to the fundamental restrictions of the Portfolios are described below. The proposals are organized in three categories:

      o   Fundamental restrictions that the Board recommends amending,

      o Fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and

      o   Fundamental restrictions that the Board recommends eliminating.

      Non-fundamental restrictions may be adopted and changed by the Board without shareholder action, avoiding delays and costs to the affected Portfolio. The advantages of making a restriction non-fundamental are discussed below.


      Exhibit C contains those current fundamental restrictions of the Portfolios for which changes are proposed and the corresponding amendments, eliminations or replacement non-fundamental restrictions that are proposed. Shareholders are requested to vote on each proposal separately.


      Although the proposed changes will allow the Portfolios greater flexibility to respond to future investment opportunities, the Board does not anticipate that the proposed changes will, individually, or in the aggregate, materially change the way the Portfolios are currently managed. The Board also does not anticipate that the proposed changes will individually or in the aggregate, materially change the level of risk associated with investing in any of the Portfolios, although the use of certain commodities or commodities contracts by a Portfolio would involve the risk of loss, and to the extent the Board, in the future, authorizes the use of other investment techniques their use may result in losses to a Portfolio. If they are adopted, the Portfolios will interpret the new restrictions in light of existing and future rules and orders of the Securities and Exchange Commission ("SEC"), and SEC staff interpretations of relevant law.

      For each of the following proposals, the affirmative vote of a majority of the outstanding voting securities of a Portfolio is required for the adoption of such proposal. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      If any proposal is not approved by shareholders of a Portfolio, then the applicable current fundamental restriction of that Portfolio, as set forth in Exhibit C, will remain unchanged.


               PROPOSALS TO AMEND CERTAIN FUNDAMENTAL RESTRICTIONS

      The Board has approved, and recommends that shareholders of each Portfolio approve, the revisions to each of the following fundamental restrictions. Each proposed fundamental restriction is formulated to ensure compliance with all applicable laws and to provide the Portfolios with greater flexibility so as to respond to future legal, regulatory, market or technical changes. The Board believes that the Portfolios should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Fundamental restrictions may be changed only by a vote of the shareholders.

PROPOSAL 5(A): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing or selling commodities and commodity futures contracts, except that the Board may authorize a Portfolio to engage in transactions involving interest rate and/or stock index futures and related options solely for the purposes of reducing investment risk and not for speculative purposes. The exception is not available in the case of Cash Management Portfolio and High-Yield Bond Portfolio.


      The Board  recommends  that this  restriction be amended,  as set forth in
Exhibit C, to allow each Portfolio to purchase or sell commodities or commodities contracts to the extent permissible by applicable law and interpretations, as they may be amended from time to time. The Manager is currently not aware of any laws that restrict the Portfolios' ability to purchase or sell commodities or commodities contracts, although a Portfolio would be required to satisfy certain requirements as described in Proposal 5(c) in order to purchase or sell such instruments. In addition, a regulation under the Commodity Exchange Act provides an exclusion from the definition of "commodity pool operator" for a registered investment company, provided that the investment company's transactions in commodities and commodities contracts are for the purpose of hedging (e.g., to protect a portfolio against declines in value) or fall within specified limits and certain other requirements are satisfied. The Portfolios intend to satisfy the requirements of this exclusion.

      The Board has adopted a non-fundamental restriction, set forth in Exhibit C, that each Portfolio may invest in commodities and commodities contracts only to the extent permissible under the above-referenced exclusion under the Commodity Exchange Act. The Board has also adopted a non-fundamental policy regarding the Portfolios' use of derivatives, including certain commodity interests, pursuant to which the Manager must seek Board approval for a Portfolio to engage in transactions in commodities and other derivatives if they are of the type that the Portfolio has not previously utilized.

      Commodity interests may include physical commodities such as wheat, cotton, rice and corn (in which the Portfolios have no intention of investing), and financial futures contracts, including those related to currencies, securities, indices of securities or interest rates. If a fund buys or sells a financial futures contract, and the contract is settled in cash, it will pay or receive an amount based on the difference between a specified value of the underlying asset or index and its value. If the financial futures contract is physically settled, the fund must buy (if the fund has purchased the futures contract) or sell (if the fund has sold the futures contract) a specified quantity of underlying assets at a specified price on the settlement date of the contract. In addition, options may be purchased and sold on futures contracts. The Portfolios would utilize financial futures contracts and options on such contracts solely for hedging or investment purposes.

      If shareholders approve this proposal, the Manager intends to seek Board approval for the Portfolios to utilize certain futures contracts and options thereon and potentially other types of derivative instruments that could be viewed as commodities or commodity contracts, from time to time, if appropriate hedging or investment opportunities arise. These transactions would be for hedging or investment purposes, and the use of any new type of commodity contract would be subject to prior approval of the Board and further subject to the limits imposed by the exclusion under the Commodity Exchange Act, referred to above. Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a fund may purchase a futures contract by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that fund could lose substantially more than this original margin deposit. Although the Portfolios will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position. Therefore, such instruments will be utilized only if the Manager and the Board determine that their use is advisable and does not present undue risk to a Portfolio, and only after any of those activities are described in the Portfolio's Prospectus or Statement of Additional Information filed with the SEC.



PROPOSAL 5(B): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING THE PURCHASE OF SECURITIES ON MARGIN

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing securities on margin, except for short-term credits necessary for the purchase or sale of securities. For purposes of this limitation, initial and variation payments or deposits in connection with transactions involving interest rate or stock index futures contracts and options on such contracts are not deemed to be the purchase of securities on margin.


      The Board recommends that this restriction be amended, as set forth in Exhibit C, to provide that the Portfolios may not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemption therefrom which may be granted by the SEC.


      A purchase on margin involves a loan from the broker-dealer arranging the transaction and the margin is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. The purchase of securities on margin involves leveraging, which would increase the volatility of a fund's portfolio. In addition, if securities purchased on margin decline in value, a fund could be subject to a "margin call," pursuant to which the fund must either deposit additional cash collateral with the broker-dealer or suffer mandatory liquidation of the pledged collateral.

      The purchase of securities on margin is effectively prohibited by the 1940 Act, so modifying this restriction will not have an immediate effect on the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest. The Manager does not currently intend to seek Board approval for margin purchases. However, it may wish to do so in the future if the regulatory environment changes and appropriate investment opportunities arise.


PROPOSAL 5(C): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING BORROWING

      Each Portfolio currently has a fundamental restriction that prohibits it from borrowing money, with limited exceptions. The exceptions may be summarized as follows:

      o  Cash Management Portfolio
      o  Income Portfolio
      o  Investment Grade Fixed Income Portfolio

      Each of the above Portfolios may borrow from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of the Portfolio.

      o  Capital Portfolio
      o  Common Stock Portfolio
      o  Communications and Information Portfolio

      Each of the above Portfolios may borrow to purchase securities provided that such borrowings are made only from banks, do not exceed one-third of the respective Portfolio's net assets (taken at market) and are secured by not more than 10% of such assets (taken at cost).

      o  Frontier Portfolio
      o  High-Yield Bond Portfolio

      Each of the above Portfolios may borrow from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of the Portfolio. Each Portfolio will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

      o  Large-Cap Growth Portfolio
      o  Large-Cap Value Portfolio
      o  Small-Cap Value Portfolio

      Each of the above Portfolios may borrow to purchase securities provided that such borrowings are made only from banks, do not exceed one-third of the respective Portfolio's net assets (taken at market) and are secured by not more than 15% of such assets (taken at cost). Each Portfolio will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets.

      o  Global Growth Portfolio
      o  Global Smaller Companies Portfolio
      o  Global Technology Portfolio
      o  International Growth Portfolio

      Each of the above Portfolios may borrow from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of the Portfolio; and may borrow money from banks to purchase securities in amounts not in excess of 5% of its total assets.


      The Board recommends that these restrictions be amended, as set forth in Exhibit C, to allow each Portfolio to issue senior securities or borrow money to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (e.g., short sales, buying and selling financial futures contracts and selling put and call options) provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The proposed amendment to this fundamental restriction would not affect the Portfolios' ability to engage in such transactions.

      The present fundamental restrictions vary considerably among the Portfolios. The restriction applicable to Capital Portfolio, Common Stock Portfolio and Communications and Information Portfolio is the most permissive; the restriction applicable to Frontier Portfolio and High-Yield Bond Portfolio is the most restrictive. But in all cases, the current restrictions are far more restrictive than the limitations imposed by the 1940 Act. The 1940 Act effectively permits an open-end fund to borrow an amount up to one-half of its net assets, without limitation on the purpose of the borrowing. These borrowings must be from banks. The 1940 Act also permits a fund to borrow up to an additional 5% of its total assets for temporary purposes. These temporary borrowings may be from a bank or other sources.

      There are risks associated with borrowing. For example, borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and the interest expense will raise the overall expenses of the fund and reduce its returns. The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount. A fund could also be forced to sell securities at inopportune times to repay borrowings as they become due.

      Currently, the only arrangement for borrowing by any Portfolio is its participation in a joint committed line of credit shared by most of the mutual funds in the Seligman Group, which these funds use from time to time for temporary purposes such as meeting redemption requests. The Manager has no current plans for any Portfolio to issue senior securities or engage in additional or temporary borrowings other than temporary borrowings under the line of credit.

      The Board has adopted a non-fundamental restriction in respect of each Portfolio that limits borrowings by any Portfolio to 15% of its total assets, but without limitation as to purpose. Any proposal to increase the amount a Portfolio is authorized to borrow will be subject to Board approval. This non-fundamental restriction is more restrictive than the fundamental restriction of some Portfolios and less restrictive than the fundamental restriction of others, but in each case the Manager has advised that it is expected to provide sufficient operating flexibility for present purposes. As a result, revising these fundamental restrictions is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(D): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING
LENDING

      Each Portfolio other than the Global Growth Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio and International Growth Portfolio (collectively, the "Global Portfolios") currently has a fundamental restriction that prohibits it from making loans, with the exception of loans of portfolio securities. The purchase of notes, bonds or other evidences of indebtedness, including repurchase agreements, are not considered loans for purposes of this restriction.

      Each of the Global Portfolios is prohibited by a fundamental restriction from making loans of money or securities other than (a) through the purchase of securities in accordance with its investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed one third of its total assets.


      The Board recommends that these restrictions be amended, as set forth in Exhibit C, to allow each Portfolio to make loans to the extent permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC. The 1940 Act generally prohibits funds from making loans to affiliated persons. The Manager is currently not aware of any other provisions of the 1940 Act or other applicable law that restrict or limit any Portfolio's ability to make loans.


      Lending of portfolio securities may result in income to a Portfolio, but there may be delays in the recovery of loaned securities or a loss of rights in the collateral should the borrower fail financially. Repurchase agreements may expose a Portfolio to certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest.


      The Manager may in the future recommend to the Board and to the boards of directors of certain other funds in the Seligman Group that the funds enter into a credit agreement that permits the funds to lend money to each other and borrow money from each other. A credit agreement among affiliated funds can be mutually beneficial because it allows funds to borrow at rates that may be more favorable than those available from banks and to make short-term loans at rates that may be more favorable than those available in the money markets. However, such an arrangement would be possible only if the Portfolios' current fundamental restrictions regarding lending are revised as proposed. It would also be necessary to obtain regulatory relief to enter into such an arrangement and there can be no assurance that such regulatory relief would be granted. Other than facilitating such a credit agreement in the event that the Manager recommends it and the Board approves it, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(E): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING UNDERWRITING

      Each Portfolio currently has a fundamental restriction that prohibits it from underwriting the securities of other issuers except that, in connection with the disposition of a security, a Portfolio may be deemed to be an underwriter as defined in the 1933 Act.

      The Board recommends that this restriction be amended, as set forth in Exhibit B, to allow each Portfolio to underwrite the securities of other issuers to the extent the Portfolio may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.

      The primary purpose of the proposal is to clarify that the Portfolios are not prohibited from investing in other investment companies, even if, as a result of buying and selling shares of other investment companies, a Portfolio may technically be considered an underwriter under the Federal securities laws.


      The Portfolios may invest, from time to time, in other investment companies, including exchange-traded funds ("ETFs"), within the limits prescribed by the 1940 Act, if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified stock index. Investments in ETFs are relatively liquid and may be attractive to a Portfolio at certain times. However, if a Portfolio invests in other investment companies, it will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Portfolio's own expenses.

      The 1940 Act generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall.

      Since the Portfolios are already permitted to invest in other investment companies, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.


PROPOSAL 5(F): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING PURCHASES OR SALES OF REAL ESTATE

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing or holding any real estate. The following exceptions currently apply:

      o  Common Stock Portfolio
      o  Income Portfolio

      o  Investment Grade Fixed Income Portfolio
      o  Large-Cap Growth Portfolio
      o  Large-Cap Value Portfolio
      o  Small-Cap Value Portfolio

      Each of the above Portfolios may engage in transactions involving securities secured by real estate or interests therein.

      o  Global Growth Portfolio
      o  Global Smaller Companies Portfolio
      o  Global Technology Portfolio
      o  International Growth Portfolio

      Each of the above Portfolios may engage in transactions involving securities secured by real estate or interests therein and may purchase securities issued by companies or investment trusts that invest in real estate or interests therein.


      The Board recommends that this restriction be amended and standardized, as set forth in Exhibit C, to permit each Portfolio to invest in securities secured by real estate or interests therein and in securities issued by companies or investment trusts that invest in real estate or interests therein, including real estate investment trusts ("REITs").


      A REIT is a company, which may be publicly traded, that invests in a portfolio of real estate properties, mortgages or both. REITs may specialize in certain kinds of property (or related mortgages), such as houses, apartments, shopping centers, or offices. They engage professional managers to supervise their investments. REITs are afforded special treatment under federal tax law, most notably in that earnings are not taxed at the REIT level but instead at the shareholder level. While REITs may offer a relatively high yield, an investment in REIT involves certain risks, particularly price volatility. In addition, if the Fund invests in REITs, the Fund's shareholders will bear a proportionate share of the REITs' expenses (such as management, legal and audit fees) in addition to the Fund's expenses.

      Because the Manager has no current plans to change the Portfolios' current practices with respect to real estate-related investments, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(G): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING DIVERSIFICATION

      Each Portfolio currently has a fundamental restriction that prohibits it from purchasing securities of any issuer if immediately thereafter more than 5% of its total assets valued at market would be invested in the securities of that issuer, other than securities issued or guaranteed by the US Government, its agencies or instrumentalities; the Portfolios are also prohibited from buying more than 10% of the voting securities of any one issuer. This restriction applies to the entire investment portfolio of High-Yield Bond Portfolio and to 75% of the investment portfolio of the other Portfolios.


      The Board recommends that this restriction be amended, as set forth in Exhibit C, to allow each Portfolio to make any investment consistent with its classification as a diversified investment company under the 1940 Act.


      Each Portfolio is operated as a diversified investment company under the 1940 Act. In general, this means that, with respect to 75% of the value of a Portfolio's total assets, the Portfolio invests in cash, cash items, obligations of the US government, its agencies, or instrumentalities, securities of other investment companies and "other securities." These "other securities" (which, in practice, represent substantially all of a Portfolio's investments) are subject to two additional requirements. Specifically, a Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, and a Portfolio may not hold more than 10% of an issuer's outstanding voting securities.

      The Board believes that compliance with the statutory requirements applicable to a diversified fund provides sufficient protection for shareholders from the risks of holding securities of too few issuers in a Portfolio. Moreover, the existing fundamental restriction with respect to diversification requires that each Portfolio perform a separate test to establish compliance, in addition to the test required under the 1940 Act. If this restriction is eliminated, each Portfolio would be permitted to invest up to 25% of its total assets in a single issuer. Investing a larger percentage of the Portfolio's assets in a single issuer's securities would increase the Portfolio's exposure to market, credit and other risks associated with that issuer's financial condition and business operations. However, the Manager has no current intention of changing the Portfolios' current practices with respect to diversification.

      Revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.

PROPOSAL 5(H): TO AMEND EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING INDUSTRY CONCENTRATION

      Each Portfolio currently has a fundamental restriction that prohibits it from investing more than 25% of the market value of its total assets in securities of issuers in any one industry. Exceptions include securities issued or guaranteed by the US Government, its agencies or instrumentalities and mortgage-related securities. In addition, the restriction recognizes that Communications and Information Portfolio will invest at least 65% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries (except when investing for temporary defensive purposes) and that Cash Management Portfolio may invest more than 25% of its gross assets in the banking industry and in the personal credit institution or business credit institution industries.


      The Board recommends that this restriction be amended, as set forth in Exhibit C, to clarify that this 25% limitation on industry concentration is a "25% or more" and not a "more than 25%" limitation.


      A fund "concentrates" in an industry or group of industries if it invests 25% or more of its total assets in that industry or group. Under the 1940 Act, an investment company's restriction regarding industry concentration must be fundamental. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so. Only the Communications and Information Portfolio and the Cash Management Portfolio have disclosed such intentions, as described above.

      Since the proposed amendment to the existing fundamental restriction is more of a clarification than a substantive change, revising this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest.


     PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION BECAUSE THE BOARD HAS
                 ADOPTED A SIMILAR NON-FUNDAMENTAL RESTRICTION

      The Board has approved, and recommends that shareholders of each Portfolio approve, the elimination of the following fundamental restriction, as it is not required by law. The Board has adopted a similar non-fundamental restriction in respect of each Portfolio. The Board believes that the Portfolios should be provided with the maximum flexibility permitted by law to pursue their investment objectives. Changes to non-fundamental restrictions may be approved by the Board without a vote of the shareholders, although shareholders would be informed (through a change to the Portfolio's

Prospectus or Statement of Additional Information, as applicable) of any change to a non-fundamental restriction that, in turn, results in a material change to the way a Portfolio is managed. The Board believes the Portfolios will benefit from having this restriction as non-fundamental instead of fundamental, because the change will enable the Board to respond more quickly to changes in the law or regulations, and to evaluate new proposals by the Manager without incurring the delays and costs associated with shareholder approval.


PROPOSAL 5(I): TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING SHORT SALES

      Each Portfolio currently has a fundamental restriction that prohibits it from making "short" sales of securities. Each of the Global Portfolios is permitted to make short sales "against the box" (that is, to make a short sale of a security that it holds in its portfolio). Certain state laws previously required the Portfolios to have a fundamental restriction concerning short selling, but these state law requirements are no longer applicable since the federal securities laws were amended in 1996.


      The Board recommends that the restrictions on short sales be eliminated, as set forth in Exhibit C, to allow any Portfolio to sell securities short and maintain short positions to the extent the Board approves such actions and doing so is permissible by applicable law. The Manager is currently not aware of any laws that restrict a Portfolio's ability to engage in short sales, although a Portfolio would be required to satisfy certain requirements as described in Proposal 5(c) in order to engage in short sales.


      In a short sale, a fund sells a security it doesn't own when the portfolio manager thinks that the value will decline. The fund generally borrows the security to deliver to the buyer in a short sale. The fund then must buy the security at its market price when the borrowed security must be returned to the lender.

      The use of short sales by a Portfolio could pose certain risks, including potential losses, if the market price of the security sold short increases between the date when the Portfolio enters into the short position and the date when the Portfolio closes the short position.

      Because the Manager does not currently intend to seek Board approval to sell securities short or maintain short positions, eliminating this fundamental restriction is not expected to affect the day-to-day management of the Portfolios, the investment performance of the Portfolios, or the securities or instruments in which the Portfolios invest. The Manager may recommend short-selling activity to the Board in the future, however, if appropriate investment opportunities arise.

                 PROPOSAL TO ELIMINATE A FUNDAMENTAL RESTRICTION

      The Board has approved, and recommends that shareholders of each Portfolio approve, the elimination of the following fundamental restriction in respect of each Portfolio, as it is not required by law. Eliminating this restriction will provide the Portfolios with greater flexibility to respond to future legal, regulatory, market or technical changes. The Board believes that each Portfolio should be provided with the maximum flexibility permitted by law to pursue its investment objective. In order to provide maximum flexibility in managing the Portfolios and to conform the restriction to those of other funds in the Seligman Group, the Board determined that eliminating the fundamental restriction listed below would be in the best interest of each Portfolio.


PROPOSAL 5(J): TO ELIMINATE EACH PORTFOLIO'S FUNDAMENTAL RESTRICTION REGARDING MORTGAGES AND PLEDGES

      Each Portfolio currently has a fundamental restriction that prohibits it from mortgaging, pledging or hypothecating any of its assets, except to secure permitted borrowings. This restriction does not prohibit escrow, collateral or margin arrangements in connection with (a) the purchase or sale of covered options (including stock index options), (b) the purchase or sale of interest rate or stock index futures contracts or options on such contracts by any of the Portfolios otherwise permitted to engage in transactions involving such instruments or (c) the Fund's purchase of fidelity insurance and errors and omissions insurance.

      The Board recommends that this restriction be eliminated to allow each Portfolio to mortgage or pledge its assets to the extent permissible by applicable law. The Manager is not currently aware of any laws that that restrict a Portfolio's ability to mortgage or pledge assets. A Portfolio may pledge assets in connection with certain borrowings and derivatives transactions, but any such pledges are not expected to constitute a significant part of any Portfolio's investment activities.

      Mortgages and pledges of assets can involve substantial risks. In particular, if a Portfolio were to default on its payment obligation under an instrument that is secured by a mortgage or pledge of the Portfolio's assets, the counterparty could foreclose on those assets. The loss of the assets could adversely affect the Portfolio's performance. However, the Manager has advised the Board that it does not expect transactions involving mortgages or pledges to become a significant part of any Portfolio's investment activity.


   THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 5(A) - 5(J)
   --------------------------------------------------------------------------

                             F. INDEPENDENT AUDITORS


      Ernst & Young LLP currently serve as auditors of the Fund. The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

      Ernst & Young LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Ernst &Young LLP has audited the annual financial statements of the Fund and provided tax-related services to the Fund.


      In recommending Ernst &Young LLP as independent auditors of the Fund, the Audit Committee considered whether the provision by the independent auditors of non-audit services to the Fund is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.



                          FEES FOR SERVICES TO THE FUND


      AUDIT FEES. For the fiscal year ended December 31, 2002, the fee for professional services rendered for the audit of the annual financial statements was $178,000.


      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.


      ALL OTHER FEES. For the fiscal year ended December 31, 2002, Ernst & Young LLP was also paid approximately $62,300 for tax-related services and $18,000 for accounting services in connection with the Fund's semi-annual financial statements.



                                G. OTHER MATTERS
                                ----------------

      The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

      A shareholder proposal intended to be represented at any meeting called in the future must be received by the Secretary of the Fund at the address set forth on the cover of this Proxy Statement within a reasonable time before the solicitation for that meeting is made. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal law.


                                   H. EXPENSES
                                   -----------


      The Fund will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Fund, the Manager and Seligman Advisors, Inc., and the Fund may reimburse persons holding shares of a Portfolio in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners.




                                             By order of the Board of Directors,

                                                     /s/ Frank J. Nasta

                                                         Secretary


                                   ----------


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR PROXY CARD FOR COMPLETE VOTING INSTRUCTIONS. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

      This Exhibit sets forth certain information regarding ownership of the Portfolios' shares.

      As of January 31, 2003, the following shareholders were known by the Fund to own more than 5% of the outstanding shares of the following classes of the
Portfolios:

      Portfolio and Class                     Shareholder Name and Address                Percent of Class
      -------------------                     ----------------------------                ----------------
Capital Portfolio-Class 1                Canada Life Insurance Company of America               96.41%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Capital Portfolio-Class 2                Kansas City Life Insurance Company                     95.41%
                                         P.O. Box 219139
                                         Kansas City, MO 64111

Cash Management Portfolio-Class 1        Canada Life Insurance Company of America               96.45%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Common Stock Portfolio-Class 1           Canada Life Insurance Company of America               96.36%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Communications and Information           Canada Life Insurance Company of America               97.10%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Communications and Information           Conseco Variable Insurance Co.                         42.86%
Portfolio-Class 2                        Separate Accounts
                                         11825 N. Pennsylvania St.
                                         Carmel, IN 46032

Communications and Information           Kansas City Life Insurance Company                     26.09%
Portfolio-Class 2                        P.O. Box 219139
                                         Kansas City, MO 64111

Communications and Information           First Variable Life Insurance                          24.74%
Portfolio-Class 2                        P.O. Box 830765
                                         Birmingham, AL 35283-0765

      Portfolio and Class                     Shareholder Name and Address                Percent of Class
      -------------------                     ----------------------------                ----------------
Communications and Information           The Union Central Life Insurance Company                 5.62%
Portfolio-Class 2                        1876 Waycross Road
                                         Cincinnati, OH 45240

Frontier Portfolio-Class 1               Canada Life Insurance Company of America                  100%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Global Growth Portfolio-Class 1          Canada Life Insurance Company of America                88.51%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Global Growth Portfolio-Class 1          Canada Life Insurance Company of New York               11.49%
                                         410 Saw Mill River Road
                                         Ardsley, NY 10502

Global Smaller Companies                 Canada Life Insurance Company of America                95.53%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Global Technology Portfolio-Class 1      Canada Life Assurance Co.                               51.80%
                                         Securities Accounting
                                         330 University Ave.
                                         FL SP-12
                                         Toronto, Ontario
                                         MG5 1R8

Global Technology Portfolio-Class 1      Allianz Life                                            44.86%
                                         5701 Golden Hills Dr.
                                         P.O. Box 1117 Minneapolis, MN 55440

Global Technology Portfolio-Class 2      Conseco Variable Insurance Co.                          90.97%
                                         Separate Accounts
                                         11825 N. Pennsylvania St.
                                         Carmel, IN 46032

High-Yield Bond Portfolio-Class 1        Canada Life Insurance Company of America                96.92%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Income Portfolio-Class 1                 Canada Life Insurance Company of America                90.71%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

      Portfolio and Class                     Shareholder Name and Address                Percent of Class
      -------------------                     ----------------------------                ----------------
Income Portfolio-Class 1                 Canada Life Insurance Company of New York               9.29%
                                         410 Saw Mill River Road
                                         Ardsley, NY 10502

International Growth Portfolio-Class 1   Canada Life Insurance Company of America               98.02%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Investment Grade Fixed Income            Canada Life Insurance Company of America               94.32%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Investment Grade Fixed Income            Canada Life Insurance Company of New York               5.68%
Portfolio-Class 1                        410 Saw Mill River Road
                                         Ardsley, NY 10502

Large-Cap Growth Portfolio-Class 1       Canada Life Insurance Company of America               84.56%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Large-Cap Growth Portfolio-Class 1       Seligman Advisors, Inc.                                15.44%
                                         100 Park Ave.
                                         New York, NY 10017

Large-Cap Value Portfolio-Class 1        Canada Life Insurance Company of America               96.13%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Small-Cap Value Portfolio-Class 1        Allianz Life                                           58.07%
                                         5701 Golden Hills Dr.
                                         P.O. Box 1117 Minneapolis, MN 55440

Small-Cap Value Portfolio-Class 1        Merrill Lynch Insurance Group Services                 35.58%
                                         4804 Deer Lake Dr. E.
                                         Bldg. 3 - 4th Floor
                                         Jacksonville, FL 32246

Small-Cap Value Portfolio-Class 1        Canada Life Insurance Company of America                6.03%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

      Portfolio and Class                     Shareholder Name and Address                Percent of Class
      -------------------                     ----------------------------                ----------------
Small-Cap Value Portfolio-Class 2        The Union Central Life Insurance Company               49.82%
                                         1876 Waycross Road
                                         Cincinnati, OH 45240

Small-Cap Value Portfolio-Class 2        Canada Life Assurance Co.                              30.39%
                                         Securities Accounting
                                         330 University Ave.
                                         FL SP-12
                                         Toronto, Ontario
                                         MG5 1R8

Small-Cap Value Portfolio-Class 2        First Variable Life Insurance                          15.85%
                                         P.O. Box 830765
                                         Birmingham, AL 35283-0765

                                    EXHIBIT B


                PROPOSED INVESTMENT STRATEGIES FOR THE INCOME AND
                                GROWTH PORTFOLIO

      The Portfolio uses the following principal investment strategies to seek its investment objective:

      The Portfolio allocates its assets between equity securities and fixed-income securities. The proportion of the Portfolio's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions, including the projected strength of the equity and fixed-income markets, the relative return potential and risks of each asset class and other economic factors, such as interest rates. For the past few years, approximately 60% of the Portfolio's net invested assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Portfolio's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.

      Securities in which the Portfolio may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio's investment objective and are diversified among many different types of securities and market sectors.

      Equity securities are chosen using a three-part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

      SECURITY EVALUATION. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

      PORTFOLIO CONSTRUCTION. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Portfolio's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

      FUNDAMENTAL ANALYSIS. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

      Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

      The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not apply to ADRs or commercial paper and certificates of deposit issued by foreign banks.

                                    EXHIBIT C


          FUNDAMENTAL RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

      The following chart outlines the current fundamental restrictions of each Portfolio for which revisions are proposed, and the corresponding revisions or eliminations that are proposed. For more information about the proposed changes, please refer to Proposals 5(a) through 5(j) in the Proxy Statement.

--------------------------------------------------------------------------------
            CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(a) None of the Portfolios may purchase     A Portfolio may not purchase or sell
    or sell commodities and commodity       commodities or commodity contracts,
    futures contracts; except that the      except to the extent permissible by
    Board of Directors may authorize any    applicable law and interpretations,
    Portfolio other than Seligman Cash      as they may be amended from time to
    Management Portfolio and Seligman       time.
    High-Yield Bond Portfolio to engage
    in transactions involving interest      In addition, the Board has adopted
    rate and/or stock index futures and     the following non-fundamental policy
    related options solely for the          in respect of each Portfolio: A
    purposes of reducing investment risk    Portfolio may purchase and sell
    and not for speculative purposes.       commodities and commodity contracts
                                            only to the extent that such
                                            activities do not result in the
                                            Portfolio being a "commodity pool"
                                            as defined in the Commodity Exchange
                                            Act and the Commodity Futures
                                            Trading Commission's regulations and
                                            interpretations thereunder.

                                            Each Portfolio has adopted the
                                            following non-fundamental policy:
                                            The Manager must seek Board approval
                                            to invest in any new type of
                                            commodity if it is of the type the
                                            Portfolio has not previously
                                            utilized.
--------------------------------------------------------------------------------
(b) None of the Portfolios may purchase     A Portfolio may not purchase
    securities on "margin" except for       securities on margin except as
    short-term credits necessary for the    permitted by the 1940 Act or any
    purchase or sale of securities,         rule thereunder, any SEC or SEC
    provided that for purposes of this      staff interpretations thereof or any
    limitation, initial and variation       exemptions therefrom which may be
    payments or deposits in connection      granted by the SEC.
    with transactions involving interest
    rate or stock index futures
    contracts and options on such
    contracts by any Portfolio permitted
    to engage in transactions involving
    such instruments will not be deemed
    to be the purchase of securities on
    margin.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(c) None of the Portfolios may borrow       A Portfolio may not issue senior
    money, except that :                    securities or borrow money except as
                                            permitted by the 1940 Act or any
    o  Cash Management Portfolio            rule thereunder, SEC or SEC staff
    o  Income Portfolio                     interpretations thereof or any
    o  Investment Grade Fixed Income        exemptions therefrom which may be
       Portfolio                            granted by the SEC.

    Each of these Portfolios may borrow     In addition, the Board has adopted
    from banks for temporary purposes       the following non-fundamental
    (but not for the purpose of             policy: A Portfolio may not borrow
    purchasing portfolio securities) in     more than 15% of the value of its
    an amount not to exceed 10% of the      total assets.
    value of the total assets of the
    Portfolio.

    o  Capital  Portfolio
    o  Common Stock Portfolio
    o  Communications and Information
       Portfolio

    Each of these Portfolios may borrow
    to purchase securities provided that
    such borrowings are made only from
    banks, do not exceed one-third of
    the respective Portfolio's net
    assets (taken at market) and are
    secured by not more than 10% of such
    assets (taken at cost).

    o  Frontier Portfolio
    o  High-Yield Bond Portfolio

    Each of these Portfolios may borrow
    from banks for temporary purposes
    (but not for the purpose of
    purchasing portfolio securities) in
    an amount not to exceed 10% of the
    value of the total assets of the
    Portfolio. Each Portfolio will not
    purchase additional portfolio
    securities if it has outstanding
    borrowings in excess of 5% of the
    value of its total assets.

    o  Large-Cap Growth Portfolio
    o  Large-Cap Value Portfolio
    o  Small-Cap Value Portfolio

    Each of these Portfolios may borrow
    to purchase securities provided that
    such borrowings are made only from
    banks, do not exceed one-third of
    the respective Portfolio's net
    assets (taken at market) and are
    secured by not more than 15% of such
    assets (taken at cost). Each
    Portfolio will not purchase
    additional portfolio securities if
    it has outstanding borrowings in
    excess of 5% of the value of its
    total assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
    o  Global Growth Portfolio
    o  Global Smaller Companies Portfolio
    o  Global Technology Portfolio
    o  International Growth Portfolio

    Each of these Portfolios may borrow
    from banks for temporary purposes
    (but not for the purpose of
    purchasing portfolio securities) in
    an amount not to exceed 10% of the
    value of the total assets of the
    Portfolio; and may borrow money from
    banks to purchase securities in
    amounts not in excess of 5% of its
    total assets.
--------------------------------------------------------------------------------
(d) None of the Portfolios may make         A Portfolio may not make loans,
    loans, except loans of securities,      except as permitted by the 1940 Act
    provided that purchases of notes,       or any rule thereunder, any SEC or
    bonds or other evidences of             SEC staff interpretations thereof or
    indebtedness, including repurchase      any exemptions therefrom which may
    agreements, are not considered loans    be granted by the SEC.
    for purposes of this restriction;
    provided further that each of the
    Global Portfolios may not make loans
    of money or securities other than
    (a) through the purchase of
    securities in accordance with its
    investment objective, (b) through
    repurchase agreements and (c) by
    lending portfolio securities in an
    amount not to exceed 331/3% of its
    total assets.
--------------------------------------------------------------------------------
(e) None of the Portfolios may              A Portfolio may not underwrite the
    underwrite the securities of other      securities of other issuers, except
    issuers, provided that the              insofar as a Portfolio may be deemed
    disposition of investments otherwise    an underwriter under the 1933 Act in
    permitted to be made by any             disposing of a portfolio security or
    Portfolio (such as investments in       in connection with investments in
    securities that are not readily         other investment companies.
    marketable without registration
    under the 1933 Act and repurchase
    agreements with maturities in excess
    of seven days) will not be deemed to
    render a Portfolio engaged in an
    underwriting investment if not more
    than 10% of the value of such
    Portfolio's total assets (taken at
    cost) would be so invested and
    except that in connection with the
    disposition of a security a
    Portfolio may be deemed to be an
    underwriter as defined in the 1933
    Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
(f) None of the Portfolios may purchase     A Portfolio may not purchase or hold
    or hold any real estate, except that    any real estate, except any
    Seligman Common Stock Portfolio,        Portfolio may invest in securities
    Seligman Income Portfolio, Seligman     secured by real estate or interests
    Investment Grade Fixed Income           therein or issued by persons
    Portfolio, Seligman Large-Cap Growth    (including real estate investment
    Portfolio, Seligman Large-Cap Value     trusts) which deal in real estate or
    Portfolio, Seligman Small-Cap Value     interests therein.
    Portfolio, and each of the Global
    Portfolios may engage in
    transactions involving securities
    secured by real estate or interests
    therein, and each of the Global
    Portfolios may purchase securities
    issued by companies or investment
    trusts that invest in real estate or
    interests therein.
--------------------------------------------------------------------------------
(g) With respect to 75% of its              A Portfolio may not make any
    securities portfolio (or 100% of its    investment inconsistent with its
    securities portfolio, in the case of    classification as a diversified
    Seligman High-Yield Bond Portfolio),    company under the 1940 Act.
    a Portfolio may not purchase
    securities of any issuer if
    immediately thereafter more than 5%
    of its total assets valued at market
    would be invested in the securities
    of any one issuer, other than
    securities issued or guaranteed by
    the US Government, its agencies or
    instrumentalities; or buy more than
    10% of the voting securities of any
    one issuer.
--------------------------------------------------------------------------------
(h) No Portfolio may invest more than       A Portfolio may not invest 25% or
    25% of the market value of its total    more of its total assets, at market
    assets in securities of issuers in      value, in the securities of issuers
    any one industry (except securities     in any particular industry; provided
    issued or guaranteed by the US          that:
    Government, its agencies or
    instrumentalities); provided that,      (1)  this limitation shall exclude
    for the purpose of this limitation,          securities issued or guaranteed
    mortgage-related securities do not           by the US Government or any of
    constitute an industry; provided             its agencies or
    further that Seligman Communications         instrumentalities;
    and Information Portfolio will
    invest at least 65% of the value of     (2)  for the purpose of this
    its total assets in securities of            limitation, mortgage-related
    companies principally engaged in the         securities do not constitute an
    communications, information and              industry;
    related industries, except when
    investing for temporary defensive       (3)  Seligman Communications and
    purposes; and provided further that          Information Portfolio will
    Seligman Cash Management Portfolio           invest at least 65% of the
    may invest more than 25% of its              value of its total assets in
    gross assets: (i) in the banking             securities of companies
    industry; (ii) in the personal               principally engaged in the
    credit institution or business               communications, information and
    credit institution industries; or            related industries, except when
    (iii) in any combination of (i) and          investing for temporary
    (ii).                                        defensive purposes; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            CURRENT RESTRICTIONS                   PROPOSED RESTRICTIONS
--------------------------------------------------------------------------------
                                            (4)  Seligman Cash Management
                                                 Portfolio may invest more than
                                                 25% of its gross assets: (i) in
                                                 the banking industry; (ii) in
                                                 the personal credit institution
                                                 or business credit institution
                                                 industries; or (iii) in any
                                                 combination of (i) and (ii).
--------------------------------------------------------------------------------
(i) None of the Portfolios may make         The restriction has been adopted as
    "short" sales of securities (except     a non-fundamental restriction and
    that each of the Global Portfolios      will be eliminated as a fundamental
    may make short sales "against the       restriction.
    box").
--------------------------------------------------------------------------------
(j) None of the Portfolios may mortgage,    The restriction will be eliminated.
    pledge or hypothecate any of its
    assets, except to secure permitted
    borrowings and provided that this
    limitation does not prohibit escrow,
    collateral or margin arrangements in
    connection with (a) the purchase or
    sale of covered options (including
    stock index options), (b) the
    purchase or sale of interest rate or
    stock index futures contracts or
    options on such contracts by any of
    the Fund's Portfolios otherwise
    permitted to engage in transactions
    involving such instruments or (c) in
    connection with the Fund's purchase
    of fidelity insurance and errors and
    omissions insurance.
--------------------------------------------------------------------------------

                            SELIGMAN PORTFOLIOS, INC.

                                   MANAGED BY

                                     [logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864

                       100 PARK AVENUE, NEW YORK, NY 10017




                                    SELIGMAN
                                PORTFOLIOS, INC.



                            Notice of Special Meeting
                                 of Shareholders
                                       and
                                 Proxy Statement


                     ---------------------------------------
                            Time:  April 22, 2003
                                   10:00 A.M.
                     ---------------------------------------

                            Place: Offices of the Fund
                                   100 Park Avenue
                                   New York, NY 10017


Please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States. Please refer to your proxy card for complete voting instructions.


                                     [logo]

PROXY

                         SELIGMAN COMMON STOCK PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.   ELECTIONS OF DIRECTOR NOMINEES:                            [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed

     01)  Robert B. Catell        07)  Betsy S. Michel
     02)  John R. Galvin          08)  William C. Morris
     03)  Paul C. Guidone         09)  Leroy C. Richie
     04)  Alice S. Ilchman        10)  Robert L. Shafer
     05)  Frank A. McPherson      11)  James N. Whitson
     06)  John E. Merow           12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.    To approve amendments to the Portfolio's investment      [ ]                 [ ]                 [ ]                2.
      objectives.

3.    (Not applicable to this Portfolio.)


4(a). (Not applicable to this Portfolio.)


4(b)  (Not applicable to this Portfolio.)


5(a). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(a).
      restriction regarding investments in commodities.

5(b). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(b).
      restriction regarding the purchase of securities on
      margin.

5(c). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(c).
      restriction regarding borrowing.

5(d). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(d).
      restriction regarding lending.

5(e). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(e).
      restriction regarding underwriting.

5(f). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(f).
      restriction regarding purchases or sales of real estate.

5(g). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(g).
      restriction regarding diversification.

5(h). To approve amendments to the Portfolio's fundamental      [ ]                 [ ]                 [ ]               5(h).
      restriction regarding industry concentration.

5(i). To approve the elimination of the Portfolio's             [ ]                 [ ]                 [ ]               5(i).
      fundamental restriction regarding short sales.

5(j). To approve the elimination of the Portfolio's             [ ]                 [ ]                 [ ]               5(j).
      fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                            SELIGMAN INCOME PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                        * * * CONTROL NUMBER:       * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.   ELECTIONS OF DIRECTOR NOMINEES:                            [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
     01)  Robert B. Catell      07)  Betsy S. Michel
     02)  John R. Galvin        08)  William C. Morris
     03)  Paul C. Guidone       09)  Leroy C. Richie
     04)  Alice S. Ilchman      10)  Robert L. Shafer
     05)  Frank A. McPherson    11)  James N. Whitson
     06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.   (Not applicable to this Portfolio.)


3.   (Not applicable to this Portfolio.)


4(a).  To approve amendments to the Portfolio's investment      [ ]                 [ ]                 [ ]               4(a)
       objective.

4(b).  To approve elimination of the Portfolio's fundamental    [ ]                 [ ]                 [ ]               4(b)
       policy to invest at least 25% of the market value of
       its gross assets in cash, bonds and/or preferred
       stocks.

5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN LARGE-CAP GROWTH PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.     ELECTIONS OF DIRECTOR NOMINEES:                          [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)

3.     To approve  amendments to the Portfolio's  investment    [ ]                 [ ]                 [ ]               3.
       objective.

4(a).  (Not applicable to this Portfolio.)


4(b)   (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                           SELIGMAN CAPITAL PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07) Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                  [ ]              5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN CASH MANAGEMENT PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:       * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING         1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                           SELIGMAN FRONTIER PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING         1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                        SELIGMAN GLOBAL GROWTH PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]              5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]              5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]              5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                   SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:     * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                      SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN HIGH-YIELD BOND PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                     SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.

                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)




                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN LARGE-CAP VALUE PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

----------------------------------------

----------------------------------------

2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.

PROXY

                       SELIGMAN SMALL-CAP VALUE PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
                       100 PARK AVENUE, NEW YORK, NY 10017



                           * * * CONTROL NUMBER:      * * *

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN PORTFOLIOS, INC., to be held April 22, 2003 and appoints PAUL B. GOUCHER, FRANK J. NASTA and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR ALL PROPOSALS. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX. (CONTINUED ON THE REVERSE
SIDE)





                                       DATED ----------------------, 2003

                                       ---------------------------------------
                                       Signature

                                       ---------------------------------------
                                       Signature

                                       Please  sign   exactly  as  your  name(s)
                                       appear(s)   on  this   proxy.   Only  one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
(X) PLEASE DO NOT USE FINE POINT PENS.

    The Board of Directors recommends that you vote FOR each of the Nominees and FOR all proposals.

1.    ELECTIONS OF DIRECTOR NOMINEES:                           [ ] FOR             [ ] WITHOLD         [ ] WITHOLDING    1.
                                                                all nominees        all nominees        AUTHORITY
                                                                                                        for individual
                                                                                                        nominees listed
       01)  Robert B. Catell      07)  Betsy S. Michel
       02)  John R. Galvin        08)  William C. Morris
       03)  Paul C. Guidone       09)  Leroy C. Richie
       04)  Alice S. Ilchman      10)  Robert L. Shafer
       05)  Frank A. McPherson    11)  James N. Whitson
       06)  John E. Merow         12)  Brian T. Zino

(Instruction: To withhold authority to vote for any individual nominee mark the "WITHHOLDING AUTHORITY for individual nominees listed" box at right and write that nominee's name below. Your vote will be cast FOR each nominee not listed below.)

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2.     (Not applicable to this Portfolio.)


3.     (Not applicable to this Portfolio.)


4(a).  (Not applicable to this Portfolio.)


4(b).  (Not applicable to this Portfolio.)


5(a).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(a).
       restriction regarding investments in commodities.

5(b).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(b).
       restriction regarding the purchase of securities on
       margin.

5(c).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(c).
       restriction regarding borrowing.

5(d).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(d).
       restriction regarding lending.

5(e).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(e).
       restriction regarding underwriting.

5(f).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(f).
       restriction regarding purchases or sales of real estate.

5(g).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(g).
       restriction regarding diversification.

5(h).  To approve amendments to the Portfolio's fundamental     [ ]                 [ ]                 [ ]               5(h).
       restriction regarding industry concentration.

5(i).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(i).
       fundamental restriction regarding short sales.

5(j).  To approve the elimination of the Portfolio's            [ ]                 [ ]                 [ ]               5(j).
       fundamental restriction regarding mortgages and pledges.


                             YOUR VOTE IS IMPORTANT.

         Please complete, sign and return this card as soon as possible.